UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 6, 2017

ADDENTAX GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-206097	35-2521028
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Floor 13th, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen City, China 518000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(86) 755 86961 405

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On December 1, 2017 Addentax Group, Inc., (the “Company”) received notification from the US Securities and Exchange Commission (“SEC”) that the Public Company Accounting Oversight Board (“PCAOB”) has revoked the registration of our independent registered public accounting firm, Anthony Kam & Associates Ltd.(“AKAM”).

(ii)	As a result of this notification, Effective December 3, 2017 Addentax Group, Inc., has dismissed Anthony Kam & Associates Ltd. as the Company’s auditor.

(iii)	The Company engaged AKAM on February 20, 2017. During the period February 20, 2017 to December 3, 2017 there were no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to AKAM’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

(iv)	The report of AKAM on the financial statements of our company for the fiscal year ended March 31, 2017 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on our company’s financial statements for the fiscal years ended March 31, 2017.

(v)	The decision to change our independent registered public accounting firm was approved by our company’s board of directors.

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(vi)	During our company’s most recent fiscal year, the subsequent interim periods thereto, and through December 3, 2017 there were no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AKAM would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(viii)	On December 4 2017 our company provided AKAM with a copy of this Current Report and has requested that it furnish our company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. We have not yet received this letter. Immediately upon receipt we will file an amendment to this Form 8-K and include the letter as an exhibit.

(b)	New independent registered public accounting firm

On December 6, 2017, our board of directors approved the engagement of PAN-CHINA SINGAPORE PAC (“PCCPA”) as our new independent registered public accounting firm to audit and review our company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through December , 2017, the engagement date of PCCPA, neither our company, nor someone on its behalf, has consulted PCCPA regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our company’s financial statements, and either a written report was provided to our company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDENTAX GROUP CORP.

/s/ Hong Zhida
Hong Zhida
President, Secretary, Chief Executive Officer and Director

Date:	December 7, 2017

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